CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS OMITTED INFORMATION HAS BEEN REPLACED BY [*].


                                                                   EXHIBIT 10.14

                          SOFTWARE LICENSING AGREEMENT

THIS SOFTWARE LICENSE AGREEMENT is entered into as of this 4th day of August 1999 (hereinafter "Effective Date") by and between Dell Products L.P. (hereinafter "Dell") with its principal place of business at One Dell Way, Round Rock, Texas 78682, and Intervideo, Inc., a California corporation having a principal place of business at 47350 Fremont Blvd., Fremont, CA 94538 (hereinafter "Licensor").

1.0      DEFINITIONS

1.1 Agreement shall mean this Software License Agreement and its Supplement.

1.2 Licensed Product(s) shall mean: (i) the software and documentation listed in the Supplement to this Software License Agreement and (ii) all improvements, corrections, modifications, alterations, revisions, extensions, upgrades, national language versions and/or enhancements to the software and/or documentation made during the term of this Agreement (hereinafter "Updates").

1.3 Supplement shall mean the supplement executed under this Software License Agreement. The supplement shall describe the Licensed Product(s) and may include additional terms and conditions such as compensation, delivery schedules, technical contacts and other information related to the Licensed Product(s). The terms and conditions of this Software License Agreement shall apply to the Supplement.

2.0      OBJECT CODE LICENSE WITH SOURCE CODE ESCROW PROVISIONS

2.1 Licensor hereby grants to Dell a non-exclusive, worldwide, irrevocable right and license, under all copyrights, patents, patent applications, trade secrets and other necessary intellectual property rights, to: (i) use, make, execute, reproduce, display, perform and prepare derivative works of, the Licensed Product(s), in object code form, (ii) distribute, license, sublicense, sell, lease or otherwise transfer the Licensed Product(s), in object code form, as part of, in conjunction with, or for use with, Dell systems and (iii) authorize, license and sublicense third parties to do any, some or all of the foregoing. Dell shall have the option to distribute the Licensed Product(s) to end users pursuant to Dell's or Licensor's end user license agreement or the like, as updated from time to time.

2.2      The above grant includes, without limitation, the right and license to:
         (i) use Licensor's trade names, product names and trademarks in connection with the marketing and distribution of Licensed Product(s) and (ii) all pictorial, graphic and audio visual works including icons, screens and characters created as a result of execution of the Licensed Product(s).

2.3 Upon Dell's request, Licensor agrees to place into escrow the Licensed Product(s), in source code form, and all build tools and other materials necessary to enable Dell to maintain and service the Licensed Product(s) in object code from ("hereinafter Escrow Materials"). Dell shall be responsible for paying the escrow agent's fees. Dell agrees not to exercise its license to the Escrow Materials set forth below unless and until the Escrow Materials are released to

         Dell by the escrow agent. The escrow agent may only release the Escrow Materials to Dell under the following circumstances: (i) Licensor becomes insolvent, (ii) a claim of bankruptcy if filed by or on behalf of Licensor, (iii) Licensor makes an assignment for the benefit of a creditor or (iv) Licensor ceases to do business in the normal course. Under all circumstances, ownership of the Licensed Product shall remain with IVI.

2.4 Licensor hereby grants to Dell a non-exclusive, worldwide, irrevocable right and license, under all copyrights, patents, patent applications, trade secrets and other necessary intellectual property rights, to internally: (i) use, execute, reproduce, display, perform, prepare derivative works of, the Licensed Product(s), in source code form, for the purposes of enabling Dell to maintain, service and manufacture the Licensed Product(s) and (ii) authorize, license and sublicense third parties to do any, some or all of the foregoing on Dell's behalf.

3.0      COMPENSATION; PER COPY ROYALTIES

3.1 Dell will pay Licensor a [*] royalty as set forth in the Supplement for each copy of the Licensed Product(s) distributed by Dell for revenue. No [*] royalties shall be due for copies of the Licensed Product(s):
         (i) [*] (ii) used or distributed for demonstration, marketing or training purposes, (iii) distributed to a customer as a replacement for a defective copy or to fix an error, (iv) used to repair or maintain a customer's system, (v) used for backup or archival purposes,
         (vi) returned by a customer, (vii) used for manufacturing or testing purposes or (viii) distributed to an existing customers as an upgrade to their existing copy of the Licensed Product(s).

3.2 The [*] royalties set forth in the Supplement represents Dell's only financial obligations under this Agreement and includes all costs and fees. All payments shall be made in United States currency. Licensor acknowledges that there [*] royalty due under this Agreement and that any royalties received will be based solely on the criteria set forth above. Licensor acknowledges and agrees that Dell has the right to withhold any applicable taxes from any royalties due under this Agreement if required by any government agency.

3.3 Upon request, Dell shall submit royalty reports within [*] days after [*]. For the purposes of royalty reporting, as an example, Dell's fiscal quarters may be: Quarter 1 - February 1-April 30, Quarter 2-May 1-July 31, Quarter 3-August 1-October 31, and Quarter 4-November 1-January 31.

3.4 A nationally recognized accounting organization retained by Licensor and acceptable to Dell may have access to those records maintained by Dell that are necessary to determine whether Dell has paid the appropriate royalties based on net shipments by Licensed Product. Dell must receive at least sixty (60) or more days of advance written notice of Licensor's intent to audit. Such audit may only take place upon sixty (60) days written notice, during regular business hours and no more than once per calendar year. Only two (2) years of Dell records may be accessed from the date of audit, unless there is a substantial discrepancy which may affect additional year records. All records accessed during the audit shall be deemed Dell confidential information and will be treated as such in accordance with the confidentiality agreement in place between the parties. If no such agreement is in place, the parties will negotiate in good faith the terms of such an agreement.

3.5 If the parties discover and agree that Dell has overpaid Licensor, Licensor shall refund the amount of the overpayment to Dell within forty-five (45) days after receipt of an invoice. If the parties discover and agree that Dell has underpaid Licensor, Dell will pay Licensor the amount of the underpayment within forty-five (45) days after receipt of an invoice.

4.0      PRE-DELIVERY TESTING, DELIVERY AND ACCEPTANCE

4.1 Prior to delivery, Licensor shall perform all testing necessary to ensure that the Licensed Product(s) comply with its written specifications and are compatibility with Dell systems. Licensor shall appoint a designated systems engineer who shall be available on a [*] basis to support Dell in all areas relating to the Licensed Product(s). Such [*] systems engineer will work with Dell on any modifications to the Licensed Product(s) necessary to fully support Dell's systems and their features.

4.2 Licensor shall, at its expense, deliver a master copy of the Licensed Product(s) to Dell in accordance with the schedule set forth in the Supplement. Licensor also shall, at its expense, deliver to Dell, within [*] days of Dell's request, all Updates to the Licensed Product(s) made during the term of this Agreement, Licensor shall inform Dell of the existence of a major Update at least [*] days prior to making such an Update generally available or within [*] for a minor Update. Upon Dell's request, Licensor shall provide Dell with a pre-release copy of any Update. Licensor shall deliver a master copy of its standard end user license agreement and a copy of the Licensed Product's written specifications at the same time Licensor delivers the Licensed Product(s).

4.3 Upon Dell's receipt of a Licensed Product, Dell shall have [*] days to conduct those tests that Dell deems appropriate to determine whether the Licensed Product: (i) complies with its written specifications,
         (ii) contains any defects and (iii) is compatible with Dell's systems. If Dell discovers a problem, Dell will notify Licensor and Licensor will have [*] to fix the problem and deliver a corrected version of the Licensed Product to Dell. Upon receipt of the corrected version, Dell will have [*] days to test the corrected version of the Licensed Product. If Dell determines that there is still a problem, Dell will have the option of rejecting the Licensed Product or agreeing upon a fix strategy with Licensor. If Dell rejects the Licensed Product, any payments previously made by Dell to Licensor relating to the Licensed Product, if any, shall be refunded in their entirety within [*] of Dell's rejection. If Dell decides to agree on a fix strategy, such decision shall not be deemed an acceptance of the Licensed Product. In fact, each version of the Licensed Product delivered to Dell, in accordance with the fix strategy, will go through the acceptance process set forth above.

5.0      SUPPORT, TRAINING AND MAINTENANCE

5.1 Licensor shall, [*], train Dell personnel to set up, install, configure and operate the Licensed Product(s) and provide such other training to assist and enable Dell to fully perform and exercise its rights under this Agreement. Such training shall be completed [*] days prior to Dell's commercial introduction of the Licensed Product(s). Additional training periods for Updates shall also be provided [*] and within a mutually agreed upon time period.

5.2 During the term of this Agreement, Licensor shall, [*], provide to Dell ongoing technical support, maintenance and services for the Licensed Product(s). Should Licensor become aware of any reproducible errors or be notified by Dell or any errors in the Licensed Product(s), Licensor shall promptly take appropriate measures to correct such errors and provide such corrections in accordance with the time frames set forth below. Licensor shall provide, [*], assistance in correcting difficulties caused by errors, including, but not limited to, phone for Dell customer service staff. Licensor agrees to provide any other appropriate service to ensure the proper installation, operation, and functioning of the Licensed Product(s).

5.3 Dell will notify Licensor of any problems discovered with the Licensed Product(s). Such notification may be in writing or oral. Timely turnaround to software problem reports will be required. Problems must be fixed within the following timeframes:

         Major Defect                                Correction
         ------------                                ----------

         Licensor acknowledgment and description     Work-around or patch within
         of course of action within [*] of           [*].
         notification by Dell.

         Minor Defect                                Correction
         ------------                                ----------
         Licensor acknowledgement and description    Work around or patch
         of course of action within [*] of           within [*].
         notification by Dell.

         Major Defect is any problem with the use of Licensed Product(s) that either fully or partially impairs the use or operation of the Licensed Product by Dell or Dell's customers or licensees. Minor Defect is any problem that is outside of the Major Defect definition.

6.0      REPRESENTATIONS AND WARRANTIES

         On an ongoing basis, Licensor represents and warrants that:

          (a) the Licensed Product(s) will operate in accordance with its written specifications;

          (b) Licensor has [*] in the Licensed Product(s) to grant Dell the rights and licenses contained in this Agreement;

          (c) the Licensed Product(s) [*] of any third party;

          (d) the Licensed Product(s) does not contain any known viruses, expiration, time-sensitive devices or other harmful code that would inhibit the end user's use of the Licensed Product(s) or Dell system;

          (e) if applicable, the Licensed Product(s) shall be able to accurately process date data (including, but not limited to, displaying, calculating, comparing, and sequencing) between the twentieth and twenty-first centuries;

          (f) if applicable, the Licensed Product(s) is certified by Microsoft as PC 9X compliant or Windows Logo certified;

          (g) Licensor and the Licensed Product(s) comply with all governmental laws, statutes, ordinances, administrative orders, rules and regulations and that Licensor has procured all necessary licensees and paid all fees and other charges required so that Dell can exercise the rights and license granted under this Agreement;

          (h) Licensor has obtained a waiver or agreement not to assert any moral rights from any person or entity having any moral rights with respect to the Licensed Product(s) and Licensor shall not assert any moral rights Licensor or its employees may have in the Licensed Product(s);

          (i) the Licensed Product(s) are not encrypted, nor do they contain encryption capability;

          (j) there is no restriction of any relevant governmental authority which prohibits the export of the Licensed Product(s) to countries outside the United States and Canada, other than those laws of the United States which prohibit exports generally to specified countries, currently: Libya, Cuba, Montenegro, North Korea, Serbia, Syria, Sudan, Iran and Iraq, as amended from time to time by the United States Government; and

          (k) Licensor has and will continue to comply with all applicable governmental laws, statutes, rules and regulations including, but not limited to, those related to export of product and technical data, and Licensor agrees that for any updates, upgrades and new products which are licensed to Dell pursuant to the terms of this Agreement. Licensor shall provide prior written notice of any facts which would make the foregoing representations untrue.

          In the event that Dell chooses to use Licensor's end user license agreement, Licensor hereby makes the following additional ongoing representations and warranties:

          (l) Licensor will warrant the Licensed Product(s) directly to the end-user in accordance with the terms and conditions set forth in Licensor's end-user license agreement; and

          (m) Licensor has agreed to honor all replacement requests received from Dell or end users under the terms of the end user license agreement pertaining to defective Licensed Product(s).

7.0       INDEMNIFICATION

7.1 Licensor shall indemnify, defend and hold harmless Dell, Dell Computer Corporation, Dell Computer Corporation's subsidiaries and affiliates and all of the foregoing entities' officers, directors, employees, agents, customers and licensees, and their successors and assigns, from and against any and all claims, actions, suits, legal proceedings, demands, liabilities, damages, losses, judgments, settlements, costs and expenses, beyond the liability limitations listed in section 9.2, including attorney's fees, arising out of or in connection with any alleged or actual:

          (i) infringement by Licensor and/or the Licensed Product(s) of any copyright, patent, trade secret or other intellectual property rights or similar rights of any third party, except those listed in 7.4;

          (ii) breach by Licensor and/or the Licensed Product(s) of any other representation and/or warranties contained in this Agreement; and

          (iii) damage to any property, personal injury, death or any other damages or losses sustained by whomever suffered, resulting, or claimed to result, in whole or in part from any alleged or actual defect in the Licensed Product(s) whether latent or patent, including any alleged or actual improper construction or design or the failure of the Licensed Product(s) to comply with its written specifications or any express or implied warranties.

7.2 In the event that Dell becomes aware of any such claim, Dell shall: (i) notify Licensor of such claim, (ii) cooperate with Licensor in the defense thereof and (iii) obtain Licensor's approval prior to settling any such claim, provided such consent is not unreasonably withheld.

7.3.1 In addition to Licensor's obligations under Subsection 7.1 above, in the event that a claim of infringement is made with regard to the Licensed Product(s), Licensor shall, at its own expense, procure for Dell the right to exercise the rights and licenses granted to Dell under this Agreement or modify the Licensed Product(s) such that it is no longer infringing.

8.0   TERM AND TERMINATION OF AGREEMENT

8.1 Unless earlier terminated as provided below, the term of this Agreement shall be for three (3) years from the Effective Date and, unless either party gives thirty (30) days notice of non-renewal prior to the end of the initial term, this Agreement shall automatically renew for successive one
      (1) year periods.

8.2 If either party hereto materially breaches any of the terms and conditions of this Agreement, the other party may give written notice to the defaulting party specifying the actions or omissions which constitute a material breach of this Agreement, and in the event that any material breach so indicated shall not be remedied by the defaulting party within thirty (30) days after such notice, the party not in default may by further written notice to the defaulting party terminate this Agreement, and, except as expressly provided otherwise in this Agreement, this Agreement and all the rights and obligations contained herein shall terminate five (5) days after the defaulting party's receipt of such notice of termination. Failure of either party to so terminate this Agreement due to a material breach on the part of the other party shall not prejudice its rights to terminate for a subsequent material breach by the other.

8.3 All licenses and sublicenses granted to customers and other licensees under this Agreement, and all provisions of Sections 6.0, 7.0, 8.0, 9.0,
      10.0 and 11.0, shall survive any expiration or termination of this Agreement and shall bind the parties and their successors, heirs, assigns and legal representatives. In addition, Licensor's obligations under
      Section 4 and 5 shall survive for [*] after any expiration or termination of this Agreement in order for Dell to satisfy its then existing contractual obligations to its customers and licensees. Dell shall retain a limited license in accordance with Section 2 to use the Licensed Product(s) in order to satisfy such obligations and to exhaust its inventory of Licensed Product(s) existing at expiration or termination, provided that Dell's right to exhaust any such inventory shall not extend beyond [*] after expiration or termination. Thereafter, Dell agrees to return or destroy all additional copies of the Licensed Product(s) in its possession.

9.0   LIMITATION OF LIABILITIES

9.1 EXCEPT AS SET FORTH BELOW, NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES UNDER ANY PART OF THIS AGREEMENT EVEN IF ADVISED OR AWARE OF THE POSSIBILITY OF SUCH DAMAGES.

9.2 THE LIMITATIONS OF LIABILITY SET FORTH ABOVE, SHALL NOT APPLY TO ANY OF LICENSOR'S OBLIGATIONS OR LIABILITIES UNDER SECTION 6 "REPRESENTATIONS AND WARRANTIES" AND SECTION 7 "INDEMNIFICATION". LICENSEE'S SOLE AND TOTAL LIABILITY FOR ANY CAUSE OF ACTION SHALL BE LIMITED TO A MAXIMUM OF FIFTY PERCENT (50%) OF THE PAYMENTS PREVIOUSLY MADE OR DUE BY LICENSEE TO LICENSOR UNDER THIS AGREEMENT.

10.0  CONFIDENTIAL INFORMATION

10.1 The parties agree that information exchanged under this Agreement that is considered by either party to be confidential information will be subject to the terms and conditions of the non-disclosure agreement in place between the parties. If the parties have not executed a non-disclosure agreement, the parties will negotiate in good faith the terms of such an agreement. Licensor shall not provide to Dell any information that is considered confidential information of any third party.

11.0  MISCELLANEOUS

11.1 This Agreement shall in no way preclude Dell from independently developing, having developed or acquiring or marketing any products or services nor shall it in any way preclude Dell from entering into any similar agreement with any other party.

11.2 Dell shall have full freedom and flexibility in its decisions concerning the distribution and marketing of the Licensed Product(s) including, without limitation, the decision of whether or not to distribute or discontinue distribution of the Licensed Product(s). Dell does not guarantee that its marketing, of the Licensed Product(s) will be successful.

11.3 Neither this Agreement or any rights or obligations contained therein, may be assigned or delegated by Licensor without the prior written consent of Dell. Such consent shall not be unreasonably be withheld.

11.4 Licensor is an independent contractor. Licensor is not a legal representative or agent of Dell, nor shall Licensor have the right or authority to create or incur any liability or any obligation of any kind, express or implied, against, or in the name of, or on behalf of Dell.

11.5  [*]

11.6 Licensor shall not publicize the existence of this Agreement with Dell nor refer to Dell in connection with any promotion or publication without the prior written approval of Dell. Further, Licensor shall not disclose the terms and conditions of this Agreement to any third party, including, but not limited to, any financial terms, except as required by law or with Dell's prior written consent.

11.7 Licensor shall comply with all applicable governmental laws, statutes, ordinances, administrative orders, rules and regulations including, without limitation, those related to the export of technical materials. Licensor shall provide Dell with prompt written notice of any export restrictions related to the Licensed Product(s).

11.8 Any and all written notices, communications and deliveries between Licensor and Dell with reference to this Agreement shall be deemed made on the date of mailing if sent by registered or certified mail to the respective address of the other party as follows:

           In the case of Dell:            Dell Products L.P.
                                           One Dell Way
                                           BBP, Box 4
                                           Round Rock, TX 78682
                                           Attn: Strategic Commodity Manager
                                                 Software Procurement

           In the case of Licensor:        Intervideo
                                           47350 Fremont Blvd.
                                           Fremont, CA 94538
                                           Attn: Joe Monastiero
                                                 VP of Marketing & Sales

11.9 This Agreement shall be governed by and interpreted in accordance with the laws of the State of Texas, U.S.A. without regards for its rules of conflict of laws, as if this Agreement was executed in and fully performed within the State of Texas. Both parties hereby waive any right to a trial by jury relating to any dispute arising under or in connection with this Agreement.

11.10 Should any provision herein be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, such provision shall be modified to reflect the intentions of the parties. All other terms and conditions shall remain in full force and effect.

11.11 No amendment, modification or waiver of any provision of this Agreement shall be effective unless set forth in a writing executed by an authorized representative of each party. No failure or delay by either party in exercising any right, power or remedy will operate as a waiver of any such right, power or remedy. No waiver of any provision of this Agreement shall constitute a continuing waiver or a waiver of any similar provision unless expressly set forth in a writing signed by an authorized representative of each party.

11.12 Since Dell transacts business with the United States government, Licensor must comply with the applicable federal laws and Federal Acquisition Regulations ("FARs") including the following:

          It is Dell's policy to take affirmative action to provide equal employment opportunity without regard to race, religion, color, national origin, age, sex, disability, veterans status or any other legally protected status. As a condition of doing business, Dell requires Licensor to practice equal opportunity employment and to comply with Executive Order 11246, as amended, Section 503 of the Rehabilitation Act of 1973, and Section 4212 of the Vietnam Era Veteran's Readjustment Assistance Act of 1974, all as amended, and the relevant Regulations and Orders of the U.S. Secretary of Labor. Additionally, to the extent required by applicable law, the following sections of Chapter 60 of Title 41 of the Code of Federal Regulations are incorporated by reference in this Agreement and each Order: 41 CFR 60-1.4(a); 41 CFR 60-1.8; 41 CFR 60-741; 41 CFR 60-250; 41 CFR 60-1.7;
          41 CFR 60-1.40.

          It is the policy of the United States (FAR 52.219-8) that small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals and small business concerns owned and controlled by women shall have the maximum practicable opportunity to participate in performing contracts for any Federal agency. Licensor agrees to comply with this policy and to provide reporting of data as requested to the Small Business Liaison Officer, Dell Computer Corporation, One Dell Way, Round Rock, Texas, 78682.

11.13 This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter contained herein, and merges all prior discussions and agreements, both oral and written, between the parties. Nothing in any purchase order, invoice, order acknowledgment, or other document of Licensor shall be of any effect whatsoever and may not affect, alter, or modify the terms and conditions of this Agreement. If the terms and conditions of this Agreement conflict with any terms of a Dell purchase order relating to the Licensed Product(s), the terms and conditions of this Agreement shall govern. The terms and conditions set forth in Supplements are hereby incorporated into this Software License Agreement by reference. If the terms and conditions of this Software License Agreement conflict with any terms and conditions contained in a Supplement, the terms and conditions of the Supplement shall govern.

IN WITNESS WHEREOF, the parties hereto have duly executed this Software License Agreement by their respective duly authorized officers to be effective as of the Effective Date as first written above.

DELL PRODUCTS L.P.                          INTERVIDEO, INC.

By:     /s/ Sharon Peterson                 By:     /s/ Joe Monastiero
    ---------------------------------           --------------------------------

Title:  Dir, WWSP                           Title:  V.P.
       ------------------------------              -----------------------------

Date:   8/13/1999                           Date:   August 4th, 1999
      -------------------------------             ------------------------------
                                      -10-

                          SOFTWARE LICENSING AGREEMENT

THIS SUPPLEMENT is entered into as of this 4th day of August 1999 by and between Dell Products L.P. (hereinafter "Dell") with its principal place of business at One Dell Way, Round Rock, Texas 78682, and Intervideo, Inc., a California corporation having a principal place of business at 47350 Fremont Blvd., Fremont, CA 94538 (hereinafter "Licensor").

This Supplement provides additional terms and conditions to the above referenced Software License Agreement. All terms and conditions of the Software License Agreement apply to this Supplement and the terms and conditions of this Supplement are hereby incorporated by reference into the Software License Agreement.

1.0  DESCRIPTION OF LICENSED PRODUCT(S)

I.   Licensed Software:

A.   WinDVD(TM)

          Software is personal computer application software object code including modules for MPEG-2 video decode, Dolby Digital/MPEG audio decode, an audio/video synchronization engine, a DVD Navigator, Copy Protection Software, and a Graphical User Interface. Version delivered is to be used as a software bundle with Licensee's hardware products.

B.   Technical specifications:

     1.   Video Decoding Support

               A.   Input Supported

                         - MPEG-1 Video Decoding (ISO/IEC 11172)
                         - MPEG-2 Video Decoding (ISO/IEC 13818)

               B.   Video Output Supported

                         - Up to 720 X 480 (NTSC)
                         - Up to 720 X 576 (PAL)

               C.   VGA Output Requirements For Licensee System

                         - Direct Draw Support for HW video window
                         - Color space conversion
                         - Color key support

               D.   Licensee System Requirements

                         - Intel MMX processor (PII preferred) or compatible
                           processor

     2.   Audio Decoding Support

               A.   Dolby Digital AC-3

                         Input
                         - 48 kHz sampling rate
                         - 2 channel AC-3 encoded
                         - 5.1 channel AC-3 encoded

                         Output
                         - 2 channel stereo decoded stream
                         - 2 channel Pro-Logic encoded stream
                         - 16 bit Class "C" Dolby Certification

               B.   MPEG-1 Audio
                         - MPEG 1 Audio Decoding (ISO/IEC 11172)

     3.   Decoder Licensed Software Configuration

               -    MPEG 1 & 2 Video Decoding
               -    Dolby Digital AC-3 audio decoding
               -    MPEG-1 2 channel audio decoding
               -    Video/Audio Synchronization
               -    MP3 audio decoding
               -    VCD 1.0/1.1/2.0 title playback

     4.   Navigation

               - Conforms substantially to the "DVD Specifications for read-only
                 Disc Version 1.0 Part 3 Video Specifications."

     5.   Graphical User Interface

               A.   Playback Control
                      - Fast Forward           - Volume Control
                      - Fast Backward          - Select drive
                      - Next Chapter           - Eject
                      - Previous Chapter       - Repeat
                      - Stop                   - Smooth Slow Motion
                      - Pause                  - Smooth Fast Forward
                      - Help                   - Play
                      - Time Line Search       - Brightness Control
                      - Keypad Input           - Title/Chapter Loop

               B.   Navigator Functions
                         - Audio language selection
                         - Parental control

                              - Viewing angle selection
                              - Subtitle selection
                              - Select Titles/Menus
                                      - Title
                                      - Root
                                      - Audio
                                      - Subtitle
                                      - Menu
                                      - Chapter

     6.   Copy Protection (Navigator use only)

               A.   Regionalization
                         - Supports DVD regionalization code

               B.   Decryption
                         - Substantially supports CSS de-scambling and tamper
                           resistance requirements

               C.   Macrovision Requirements
                         - Required if NTSC encoder is used (Navigator
                           implementation only)

     7.   Localization
               - IVI will provide support for English, Dutch, French, Spanish, German, Italian, Traditional Chinese and Japanese languages in our installation procedure and help files.

2.0  COMPENSATION

OEM Bundled Pricing:

 ---------------------------------------------------------------------------
       Monthly Units                  Quarterly Units
 ---------------------------------------------------------------------------
     [*]    -    [*]              [*]          -     [*]             $[*]
 ---------------------------------------------------------------------------
     [*]    -    [*]              [*]          -     [*]             $[*]
 ---------------------------------------------------------------------------
     [*]    -    +                [*]          -     +               $[*]
 ---------------------------------------------------------------------------

If InterVideo is to pass through the Dolby royalty to Dolby, please add $[*] for 2 channels.

DellPlus Pricing:

$[*] per unit. Dell will be responsible for all replication costs and cost of materials.

3.0  DELIVERY SCHEDULE

Within 5 days of final qualification by Dell.

4.0  TECHNICAL CONTACTS

     David Silva, Applications Engineer
     Chinn Chin, VP of Engineering
     Chris Grell, Program Manager

IN WITNESS WHEREOF, the parties hereto have duly executed this Supplement to the above referenced Software License Agreement by their respective duly authorized officers.

DELL PRODUCTS L.P.                          INTERVIDEO, INC.

By:     Sharon Peterson                    By:      Joe Monastiero
    --------------------------------            --------------------------------

Title:  Dir, WWSP                          Title:   V.P.
       -----------------------------               -----------------------------

Date:   8/13/1999                           Date:   August 4th, 1999
      ------------------------------              ------------------------------

                          SOFTWARE LICENSING AGREEMENT
                                 Supplement Two

THIS AMENDED AND RESTATED SUPPLEMENT Two is entered into as of this 31st day of July 2000 (the "Supplement") by and between Dell Products L.P. (hereinafter "Dell") with its principal place of business at One Dell Way, Round Rock, Texas 78682, and Intervideo, Inc., a California corporation having a principal place of business at 47350 Fremont Blvd., Fremont CA 94538 (hereinafter "Licensor").

Dell and Licensor are parties to a Software License Agreement entered into as of the 4th day of August 1999 (the "Software License Agreement") and a Supplement entered into as of the same date (the "First Supplement"). As of the date hereof, this Supplement Two will supercede the First Supplement.

This Supplement provides additional terms and conditions to the above referenced Software License Agreement. All terms and conditions of the Software License Agreement apply to this Supplement and the terms and conditions of this Supplement are hereby incorporated by reference into the Software License Agreement.

1.0  DESCRIPTION OF LICENSED PRODUCT(S)

I.   Licensed Software:

A.   WinDVD(TM)

          Software is personal computer application software object code including modules for MPEG-2 video decode, Dolby Digital/MPEG audio decode, an audio/video synchronization engine, a DVD Navigator, Copy Protection Software, and a Graphic User Interface. Version delivered is to be used as a software bundle with Licensee's hardware products.

B.   Technical specifications:

     1.   Video Decoding Support

           A.  Input Supported

                    - MPEG-1 Video Decoding (ISO/IEC 11172)
                    - MPEG-2 Video Decoding (ISO/IEC 13818)

           B.  Video Output Supported

                    - Up to 720 X 480 (NTSC)
                    - Up to 720 X 576 (PAL)

         C.    VGA Output Requirements For Licensee System

                  - Direct Draw Support for HW video window
                  - Color space conversion
                  - Color key support

         D.    Licensee System Requirements

                  - Intel MMX processor (PII preferred) or compatible processor

    2.   Audio Decoding Support

         A.    Dolby Digital AC-3

                  Input
                  - 48kH sampling rate
                  - 2 channel AC-3 encoded
                  - 5.1 channel AC-3 encoded

                  Output
                  - 2 channel stereo decoded stream
                  - 2 channel Pro-Logic encoded stream
                  - 16 bit Class "C" Dolby Certification

         B.    MPEG-1 Audio

                  - MPEG-1 Audio Decoding (ISO/IEC 11172)

    3.   Decoder Licensed Software Configuration

                  -  MPEG 1 & 2 Video Decoding
                  -  Dolby Digital AC-3 audio decoding
                  -  MPEG-1 2 channel audio decoding
                  -  Video/Audio Synchronization
                  -  MP3 audio decoding
                  -  VCD 1.0/1.1/2.0 title playback

    4.   Navigation

                  - Conforms substantially to the "DVD Specifications for read-
                    only Disc Version 1.0 Part 3 Video Specifications".

    5.   Graphical User Interface

         A.   Playback Control

                  - Fast Forward                        - Volume Control
                  - Fast Backward                       - Select drive

                           - Next Chapter                - Eject
                           - Previous Chapter            - Repeat
                           - Stop                        - Smooth Slow Motion
                           - Pause                       - Smooth Fast Forward
                           - Help                        - Play
                           - Time Line Search            - Brightness Control
                           - Keypad Input                - Title/Chapter Loop

                B.   Navigator Functions

                           - Audio language selection
                           - Parental control
                           - Viewing angle selection
                           - Subtitle selection
                           - Select Titles/Menus
                                    - Title
                                    - Root
                                    - Audio
                                    - Subtitle
                                    - Menu
                                    - Chapter

        6.      Copy Protection (Navigator use only)


                A.   Regionalization
                           - Supports DVD regionalization code

                B.   Decryption
                           - Substantially supports CSS de-scrambling and tamper
                             resistance requirements

                C.   Macrovision Requirement

                           - Required if NTSC encoded is used (Navigator
                             implementation only)
        7.      Localization

                - IVI will provide support for English, Dutch, French, Spanish, German, Italian, Traditional Chinese, Simplified Chinese, Brazilian Portuguese, Korean, Thai and Japanese languages in our installation procedure and help files.

II.     Licensed Software:

A.      WinDVD(TM) with Dolby Headphone

                Software is personal computer application software object code including modules for MPEG-2 video decode, Dolby Digital/MPEG audio decode, an audio/video synchronization engine, a DVD Navigator, Copy Protection Software, and a

                  Graphical User Interface. Version delivered is to be used as a software bundle with Licensee's hardware products.

B.       Technical specifications:

         1.       Video Decoding Support

                  A.    Input Supported

                              - MPEG-1 Video Decoding (ISO/IEC 11172)
                              - MPEG-2 Video Decoding (ISO/IEC 13818)

                  B.    Video Output Supported

                              - Up to 720 X 480 (NTSC)
                              - Up to 720 X 576 (PAL)

                  C.    VGA Output Requirements For Licensee System

                              - Direct Draw Support for HW video window
                              - Color space conversion
                              - Color key support

                  D.    Licensee System Requirements

                              - Intel MMX processor (PII preferred) or
                                compatible processor

         2.       Audio Decoding Support

                  A.    Dolby Digital AC-3
                              Input
                              - 48kH sampling rate
                              - 2 channel AC-3 encoded
                              - 5.1 channel AC-3 encoded

                              Output
                              - 2 channel stereo decoded stream
                              - 2 channel Pro-Logic encoded stream
                              - 16 bit Class "C" Dolby Certification
                              - 5.1 channel AC-3 decoded stream
                              - Dolby Headphone decoded stream

                  B.    MPEG-1 Audio
                              - MPEG-1 Audio Decoding (ISO/IEC 11172)

         4.       Decoder Licensed Software Configuration

                        -        MPEG 1 & 2 Video Decoding

                         -        Dolby Digital AC-3 audio decoding
                         -        MPEG-1 2 channel audio decoding
                         -        Video/Audio Synchronization
                         -        MP3 audio decoding
                         -        VCD 1.0/1.1/2.0 title playback
                         -        Dolby Headphone audio decoding
         4.     Navigation

                         - Conforms substantially to the "DVD Specifications
                           for read-only Disc Version 1.0 Part 3 Video
                           Specifications".

         5.     Graphical User Interface

                         A.       Playback Control

                                   - Fast Forward          - Volume Control
                                   - Fast Backward         - Select drive
                                   - Next Chapter          - Eject
                                   - Previous Chapter      - Repeat
                                   - Stop                  - Smooth Slow Motion
                                   - Pause                 - Smooth Fast Forward
                                   - Help                  - Play
                                   - Time Line Search      - Brightness Control
                                   - Keypad Input          - Title/Chapter Loop

                         B.       Navigator Functions
                                          - Audio language selection
                                          - Parental control
                                          - Viewing angle selection
                                          - Subtitle selection
                                          - Select Titles/Menus
                                          - Title
                                          - Root
                                          - Audio
                                          - Subtitle - Menu - Chapter


                6.       Copy Protection (Navigator use only)

                         A.       Regionalization
                                          - Supports DVD regionalization code

                         B.       Decryption
                                          - Substantially supports CSS
                                            de-scrambling and tamper resistance
                                            requirements

                           C.       Macrovision Requirement

                                            - Required if NTSC encoder is used
                                              (Navigator implementation only)
                  7.       Localization

                                    -       IVI will provide support for
                                            English, Dutch, French, Spanish,
                                            German, Italian, Traditional
                                            Chinese, Simplified Chinese,
                                            Brazilian Portuguese, Korean, Thai
                                            and Japanese languages in our
                                            installation procedure and help
                                            files.

         C.       Exclusion from Source Code Escrow Provisions

                  The definition of Licensed Product(s) in section 1.2 of the Software Licensing Agreement shall not include the Dolby Headphone processing software licensed to Licensor by Lake Technology Limited for purposes of section 2.3 and 2.4 of Software Licensing Agreement.

2.0      COMPENSATION
OEM Bundled Pricing:

Win DVD(TM) and WinDVD(TM)with Dolby Headphone

--------------------------------------------
         Quarterly Units
--------------------------------------------
     [*]         -         [*]      $[*]
--------------------------------------------
     [*]         -         [*]      $[*]
--------------------------------------------
     [*]         -          +       $[*]
--------------------------------------------

The quantities for all Licensed Products shall be cumulative for the purpose of calculating royalties and shall be calculated on a quarterly basis.

A Dolby
royalty of $[*] per unit (for two channels) will be added to each WinDVD product which includes the applicable Dolby technology.

An additional Dolby royalty of $[*] per unit will be added to each WinDVD(TM)with Dolby Headphone product which includes the applicable Dolby technology. The total Dolby royalty for WinDVD(TM)with Dolby Headphone product will be $[*].

DellPlus Pricing:

Notwithstanding anything to the contrary in the Software License Agreement or this Supplement:

The DellPlus price for the WinDVD(TM) products shall be $[*] per unit which includes the $[*] Dolby royalty.

The DellPlus price for the WinDVD(TM) with Dolby Headphone product shall be $[*] per unit which includes both the $[*] and $[*] Dolby royalties.]

Dell will be responsible for all replication costs and cost of materials.

Replacement Project:

During the period of [*], Dell shall be able to (i) offer the Licensed Product as a [*] Upgrade for up to a maximum of [*] existing Dell Customers who previously purchased products from Dell incorporating DvD software from a supplier other than Licensor; and (ii) offer the Licensed Product as a no charge Upgrade to Dell Customers that accept Dell's offer to Upgrade their operating systems from Windows 98 to Windows Millennium Edition. Dell agrees that it will be responsible for Dolby royalties, if any, associated with such Upgrades.

3.0      DELIVERY SCHEDULE

Within 5 days of final qualification by Dell.

4.0      TECHNICAL CONTACTS

         David Silva, Applications Engineer
         Chinn Chin, VP of Engineering
         Chris Grell, Program Manager

5.0      ADDITIONAL SUPPORT

During the term of this Agreement, Licensor shall appoint a designated Program Manager who shall be available on a dedicated basis to support Dell in all areas relating to the Licensed Product(s). Dell acknowledges and agrees that Licensor shall have a reasonable period of time to [*] a Program Manager into the Dell account. Licensor will use its reasonable efforts to hire a Program Manager in one month and integrate the Program Manager hired into the Dell account within [*] from the date hereof.

During the term of this Agreement, Licensor shall, [*], purchase sufficient quantities of Rev A versions of Dell computer systems and peripherals for all existing and newly released Dell computer systems and peripherals to provide timely ongoing technical support, development, maintenance and services for the Licensed Product(s). At a minimum, Licensor shall [*] [*] Dell platform. Notwithstanding anything herein to the contrary, in no event will Licensor be required to [*] more than [*] of Dell equipment per year for the foregoing purposes.

6.0      OBJECT AND SOURCE CODE LICENSE

Licensor and Dell acknowledge and agree that for purposes of Section 2 of the Software License Agreement, the phrase "Dell systems" includes add-on DVD drives so that Dell may sell the Licensed Product(s) with DVD drives as Customer kits.

7.0      SOFTWARE TESTING

During the term of this Agreement, Licensor shall adhere to the following Doublebyte Testing for all Licensed Products. In the event Dell changes third party vendors for testing purposes, Dell will provide Licensor reasonable of said charge.

                  Requirements For Doublebyte Testing at XXCAL
                                     7/16/99

Dell is implementing a new requirement for all Doublebyte language testing prior to submission to Dell development. The scope of this testing is limited, at this time, to all Multimedia devices. Dell has selected XXCAL, Inc. as the 3/rd/ party vendor to conduct this testing. All MM suppliers that sell product to Dell will now be required to submit and pay for testing at XXCAL. This testing will encompass all Doublebyte languages required in the business award. Below is a breakdown of those requirements:

1. All suppliers submitting to XXCAL will be given a discounted rate on hourly testing.
2. A generic test plan for each commodity will be provided by Dell and will be updated periodically to reflect changes in testing methodology and to enhance test coverage.
3. Japanese language testing will include functional and translational testing. All other languages will be tested for translation only.
4. All HTML testing will be limited to text translation only, testing for format and links will be done by Dell's Information Development.
5. All costs for initial and regression testing will be incurred by the supplier.
6. All regression testing will be done at XXCAL unless capacity restraints at XXCAL adversely impact Dell's overall schedule.
7. Suppliers will provide XXCAL with their schedule for test submission as early in the process as possible to ensure proper scheduling and resource loading.
8. XXCAL will send results of testing to the supplier and to the appropriate Dell parties upon test completion.
9. Final signoff for acceptance into Dell will require approval signature from the appropriate Dell parties.
10. Suppliers will notify Dell procurement immediately if XXCAL is unable to commit to required schedule.
11. Current Doublebyte languages include but are not limited to Japanese, Traditional Chinese, Simplified Chinese, Thai and Korean. Those requirements will vary by product and will be defined in the business contract.

The contact at XXCAL for testing is:

IN WITNESS WHEREOF, the parties hereto have duly executed this Supplement to the above referenced Software License Agreement by their respective duly authorized officers.

DELL PRODUCTS L.P.                           INTERVIDEO, INC.

By: /s/ Illegible                            By: /s/ Kenneth Boschwitz
   ------------------------------               -----------------------------

Title: VP WW Processing                      Title: VP & General Counsel
      ---------------------------                  --------------------------

Date: 8-31-00                                Date: 30 August 2000
     ----------------------------                 ---------------------------

                                  AMENDMENT ONE

                                       to

                          SOFTWARE LICENSING AGREEMENT

THIS AMENDMENT ONE is entered into as of this 5th day of May, 2001 ("Effective Date") by and between Dell Products L.P. (hereinafter "Dell") with its principal place of business at One Dell Way, Round Rock, Texas 78682, and Intervideo, Inc., a California corporation having a principal place of business at 47350 Fremont Blvd., Fremont, CA 94538 (hereinafter "Licensor").

Dell and Licensor are parties to a Software License Agreement entered into as of the 4/th/ day of August, 1999 and a Supplement Two to the Software License Agreement entered into as of the 31st day of July, 2000 (collectively the "Agreement").

This Amendment One ("Amendment") provides additional terms and conditions to the above referenced Software License Agreement. All terms and conditions of the Software License Agreement apply to this Amendment and the terms and conditions of this Amendment are hereby incorporated by reference into the Software License Agreement. In the event of a disagreement between the terms and conditions of the Amendment and the Agreement, the terms and conditions of this Amendment shall control.

1.0      DESCRIPTION OF LICENSED PRODUCT(S)

Licensed Software: WinDVD and WinDVD with Dolby Headphone

2.0      COMPENSATION

OEM Bundled Pricing:

WinDVD(R) and WinDVD(R) with Dolby Headphone royalties will be as follows:

                                                   Additional                        Total Royalty
                                                  Royalty with       Additional        for both 2
                                    Licensed         Dolby 2       Dolby royalty      Channel and
                     Volume in       Product       Channel if      for Headphone       Headphone
     Time Period       units         Royalty       supported          channel          technology
     -----------     ---------      --------      ------------     -------------     -------------
        [*]             [*]           $[*]            $[*]              $[*]              $[*]

        [*]             [*]           $[*]            $[*]              $[*]              $[*]

        [*]             [*]           $[*]            $[*]              $[*]              $[*]
   and thereafter

Notwithstanding, if Dell ships [*] or more units in [*], the Royalty for the Licensed Product will immediately decrease to $[*] per copy for that quarter and for subsequent quarters. For, example, if Dell ships [*] units in Q2, Dell's royalty shall be $[*] for the units shipped in [*] and subsequent quarters.

5.0      ADDITIONAL SUPPORT

During the term of this Agreement, Licensor Shall provide Program Manager services to support Dell in all areas relating to the Licensed Product(s). Licensor will provide a "Lead Program Manager" who will involve as many people as necessary in order to quickly and effectively resolve current or future issues. Licensor is not required to appoint a Program Manager dedicated to Dell.

During the term of this Agreement, [*] of Dell computer systems and peripherals for all existing and newly released Dell computer systems and peripherals to provide timely ongoing technical support, development, maintenance and services for the Licensed Product(s). At a minimum, Licensor shall [*] systems of each Dell platform. Notwithstanding anything herein to the contrary, in no event will Licensor be required to [*] more than $[*] of Dell equipment per year for the foregoing purposes.

This Amendment sets forth the entire agreement and understanding of the parties relating to the subject matter contained herein, and merges all prior and discussions and agreements, both oral and written, between the parties.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment One to the above referenced Software License Agreement by their respective duly authorized officers.

DELL PRODUCTS L.P.                         INTERVIDEO, INC.


By:                                        By:   /s/ Jesse Lechuga
    ------------------------------------       ---------------------------------

Title:                                     Title:   V.P. Sales
       ---------------------------------          ------------------------------

Date:                                      Date:    6/25/01
      ----------------------------------         -------------------------------
                                      -2-

                SECOND AMENDMENT TO SOFTWARE LICENSING AGREEMENT

     THIS SECOND AMENDMENT TO THE SOFTWARE LICENSE AGREEMENT (the "Second Amendment") is entered into as of the 29th day of April, 2002 (the "Effective
---------                                                           ---------
Date") by and between Dell Products, L.P. ("Dell") with its principal place of
----                                        ----
business at One Dell Way, Round Rock, Texas 78682 and InterVideo, Inc., a Delaware corporation having its principal place of business at 47350 Fremont Blvd., Fremont, California 94538 ("Licensor"), collectively (the "Parties").
                                   --------                       -------

     WHEREAS, the Parties entered into a Software Licensing Agreement on August 4, 1999, as modified by the Supplement entered into on August 4, 1999, by Supplement Two, entered into on July 31, 2000, and by Amendment One, entered into on May 5, 2001, and as further amended by mutual agreement (the foregoing, collectively, the "Original License Agreement");
                   --------------------------

     WHEREAS, the Parties desire to further amend the Original License Agreement as set forth below;

     THEREFORE, in consideration of the promises and mutual promises contained in this Second Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.   Section 2.0 of the most recent Supplement to the Original License Agreement
     ---------------------------------------------------------------------------
shall be replaced in its entirety by:
-------------------------------------

2.0  COMPENSATION

OEM Bundled Pricing:

Royalties for (i) WinDVD(R), (ii) WinDVD(R) with Dolby 2 Channel, (iii) WinDVD(R) with Dolby Headphone, and (iv) WinDVD(R) with Dolby 2 Channel and Dolby Headphone:

Time Period      Volume in   Licensed           Additional        Additional Dolby   Total Additional
                 units       Product Royalty    Royalty with      royalty for        Royalty for both
                                                Dolby 2 Channel   Headphone          Dolby 2 Channel and
                                                if supported                         Headphone
[*]              [*]         $[*]              $[*]               $[*]               $[*]

[*]              [*]         $[*]              $[*]               $[*]               $[*]

[*]              [*]         $[*]              $[*]               $[*]               $[*]

[*]              [*]         $[*]              $[*]               $[*]               $[*]

   Quantities of Licensed Products are cumulative for the purpose of calculating royalties and must be calculated on a quarterly basis (based on Dell's fiscal quarters, as set forth in the Original License Agreement).

   Dell will be responsible for all replication costs and cost of materials.

2. The following Section 12.0 is hereby added to the Original License Agreement:
   -----------------------------------------------------------------------------

12.0 Right to Make a Bid

Dell shall use commercially reasonable efforts to inform Licensor, in writing, if at any time it is undertaking or planning to undertake product development or modifications related to video or audio playback, or that otherwise might incorporate or use any technology, product, or software created by Licensor ("Potential Project"). With respect to the information that Dell provides
  -----------------
regarding a Potential Project, Dell will use commercially reasonable efforts to include sufficient detail to enable Licensor to determine whether its technology, products or software are appropriate for the Potential Project. Licensor may bid on Potential Projects. While Dell is not obligated to accept any bid by Licensor, Dell agrees to consider Licensor's proposal in a good faith.

3. Except as otherwise specified, all terms used in this Second Amendment have the same meaning as such terms have in the Original Agreement. Except as specifically set forth in this Second Amendment, the relationship between the parties with respect to the subject matter of the Original Agreement continues to be governed by the terms of the Original Agreement, the provisions of which remain in full force and effect. In the event of a conflict between the terms of the Original Agreement and the terms of this Second Amendment, the terms of this Second Amendment control.

IN WITNESS WHEREOF, the Parties hereto have duly executed this Second Amendment to the Software Licensing Agreement by their respective duly authorized officers.

DELL PRODUCTS, L.P.                                  INTERVIDEO, INC.

By: /s/ Scott Crawley                                By: /s/ Steve Ro
    ---------------------                                -----------------------

Title:  Director                                     Title:  CEO
       ------------------                                   --------------------

Date:   April 29, 2002                               Date:   April 29, 2002
      -------------------                                  ---------------------
                                       -2-